UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2006

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50730	95-4120606

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 5, 2006, Intel Corporation notified ViewSonic Corporation, pursuant to Article IV(D)(8)(a) of ViewSonic's Certificate of Incorporation, that it had elected, as the sole stockholder of ViewSonic's Series B Preferred Stock, to cause ViewSonic to redeem all outstanding shares of Series B Preferred Stock. On January 10, 2006, the redemption date set forth in the Certificate of Incorporation, ViewSonic redeemed all 7,500,000 outstanding shares of Series B Preferred Stock for aggregate cash consideration of $15,000,000, representing the full redemption price of the Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWSONIC CORPORATION

Dated: January 18, 2006	By:	/s/ Robert J. Ranucci
Robert J. Ranucci
VP General Counsel & Secretary